BRITISH COLUMBIA BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: April 8, 2022 03:03 PM Pacific Time

Incorporation Number: **BC1141428**

Recognition Date and Time: *Incorporated on November 15, 2017 04:13 PM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

ALPHA COGNITION INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
1200-750 WEST PENDER STREET
VANCOUVER BC V6C 2T8
CANADA

Delivery Address:
1200-750 WEST PENDER STREET
VANCOUVER BC V6C 2T8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1200-750 WEST PENDER STREET
VANCOUVER BC V6C 2T8
CANADA

Delivery Address:
1200-750 WEST PENDER STREET
VANCOUVER BC V6C 2T8
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Mertz, Phillip

Mailing Address:	Delivery Address:
9 JEFFERSON RUN ROAD GREAT FALLS VA 22066 UNITED STATES	9 JEFFERSON RUN ROAD GREAT FALLS VA 22066 UNITED STATES

Last Name, First Name, Middle Name:
Bakshi, Rajeev (Rob)

Mailing Address:	Delivery Address:
#301 - 1228 HAMILTON STREET VANCOUVER BC V6B 6L2 CANADA	#301 - 1228 HAMILTON STREET VANCOUVER BC V6B 6L2 CANADA

Last Name, First Name, Middle Name:
Cawkell, Kenneth

Mailing Address:	Delivery Address:
#301 - 1228 HAMILTON STREET VANCOUVER BC V6B 6L2 CANADA	#301 - 1228 HAMILTON STREET VANCOUVER BC V6B 6L2 CANADA

Last Name, First Name, Middle Name:
Havens, John

Mailing Address:	Delivery Address:
4805 WESTWAY PARK BLVD HOUSTON TX 77041 UNITED STATES	4805 WESTWAY PARK BLVD HOUSTON TX 77041 UNITED STATES

Last Name, First Name, Middle Name:
Mertz, Len

Mailing Address:	Delivery Address:
427 W. CONCHO AVE SAN ANGELO TX 76903 UNITED STATES	427 W. CONCHO AVE SAN ANGELO TX 76903 UNITED STATES

Last Name, First Name, Middle Name:
McFadden, Michael

Mailing Address:	Delivery Address:
20073 FIDDLER'S GREEN FRISCO TX 75036 UNITED STATES	20073 FIDDLER'S GREEN FRISCO TX 75036 UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

December 17, 2020

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Class A restricted voting Shares	Without Par Value With Special Rights or Restrictions attached
3.	No Maximum	Class B Preferred Series A Shares	Without Par Value With Special Rights or Restrictions attached